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         EXHIBIT   99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Langer, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of the Company,

               (1)     The Report fully complies with the requirements of
                       section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         /s/ Andrew H. Meyers                            /s/ Anthony J. Puglisi
         -----------------------                         -----------------------
         Andrew H. Meyers                                Anthony J. Puglisi
         President and                                   Vice President and
         Chief Executive Officer                         Chief Financial Officer
         May 15, 2003                                    May 15, 2003